UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

March 21, 2003

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 95-4840775
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1840 Century Park East, Los Angeles, California 90067

www.northropgrumman.com

(Address of principal executive offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on this date, Northrop Grumman Corporation provided as correspondence the following transmittal letter and certifications:

March 21, 2003

Via EDGAR

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.

Re:	Northrop Grumman Corporation—Annual Report on Form 10-K for the year ended December 31, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report filed on this date.

Very truly yours,

NORTHROP GRUMMAN CORPORATION

By:	/s/ JOHN H. MULLAN
John H. Mullan Corporate Vice President and Secretary

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CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Northrop Grumman Corporation (the “Company”) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 21, 2003 (the “Report”), I, Kent Kresa, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ KENT KRESA
Kent Kresa Chairman of the Board and Chief Executive Office

March 20, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Northrop Grumman Corporation (the “Company”) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 21, 2003 (the “Report”), I, Richard B. Waugh, Jr., Corporate Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ RICHARD B. WAUGH, JR.
Richard B. Waugh, Jr. Corporate Vice President and Chief Financial Officer

March 20, 2003

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ JOHN H. MULLAN
John H. Mullan Corporate Vice President and Secretary

Date: March 21, 2003

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